EQUITY	12 Months Ended
Dec. 31, 2023
Equity [abstract]
EQUITY [Text Block]

21. EQUITY

(a) Share capital

Common shares (thousands)
Common shares outstanding as at January 1, 2022	284,892
Common shares issued under PSU plan	866
Exercise of share options	735
Common shares outstanding as at January 1, 2023	286,493
Common shares issued under PSU plan	1,597
Exercise of share options	1,910
Common shares outstanding as at December 31, 2023	290,000

The Company's authorized share capital consists of an unlimited number of common shares with no par value.

In January 2023, the Company issued 1,597,177 common shares as part of settlement of the performance share units that vested.

(b) Contributed surplus

Contributed surplus represents employee entitlements to equity settled share-based awards that have been charged to the statement of comprehensive income and loss in the periods during which the entitlements were accrued and have not yet been exercised.

(c) Accumulated other comprehensive income ("AOCI")

AOCI is comprised of the cumulative net change in the fair value of FVOCI financial assets and cumulative translation adjustments arising from the translation of foreign subsidiaries.

(d) At-the-market equity offering program

On May 3, 2023, the Company announced that it has entered into an equity distribution agreement providing for an at-the-market equity offering program ("ATM"). The total proceeds from potential share issuances made under the ATM would have an aggregate offering price of up to US$50 million. As at December 31, 2023, the Company has not made any share issuances under the ATM program.